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                                                                    Exhibit 21.1


                           Subsidiaries of the Registrant

The Company has direct or indirect interests in the following entities:
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                                                              Domestic
NAME                                                        Jurisdiction
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
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Prime Group Realty, L.P.                                    Delaware
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Prime Group Realty Services, Inc.                           Maryland
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77 West Wacker Limited Partnership                          Illinois
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Nashville Office Building I, Ltd.                           Tennessee
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Professional Plaza, Ltd.                                    Tennessee
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Old Kingston Properties, Ltd.                               Tennessee
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Centre Square II, Ltd.                                      Tennessee
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Triad Parking Company, Ltd.                                 Tennessee
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Hammond Enterprise Center Limited Partnership               Illinois
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East Chicago Enterprise Center Limited Partnership          Illinois
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Enterprise Center I, L.P.                                   Illinois
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Enterprise Center II, L.P.                                  Illinois
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Enterprise Center III, L.P.                                 Illinois
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Enterprise Center IV, L.P.                                  Illinois
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Enterprise Center V, L.P.                                   Illinois
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Enterprise Center VI, L.P.                                  Illinois
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Enterprise Center VII, L.P.                                 Illinois
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Enterprise Center VIII, L.P.                                Illinois
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Enterprise Center IX, L.P.                                  Illinois
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Enterprise Center X, L.P.                                   Illinois
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Arlington Heights I, L.P.                                   Illinois
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Arlington Heights II, L.P.                                  Illinois
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                                                              Domestic
NAME                                                        Jurisdiction
----                                                        ------------

Arlington Heights III, L.P.                                 Illinois
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Kemper/Prime Industrial Partners                            Illinois
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77 Fitness Center, L.P.                                     Illinois
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1990 Algonquin Road, L.L.C.                                 Delaware
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2010 Algonquin Road, L.L.C.                                 Delaware
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555 Huehl Road, L.L.C.                                      Delaware
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1699 E. Woodfield Road, L.L.C.                              Delaware
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475 Superior Avenue, L.L.C.                                 Delaware
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Enterprise Drive, L.L.C.                                    Delaware
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280 Shuman Blvd., L.L.C.                                    Delaware
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2675 N. Mayfair Road, L.L.C.                                Delaware
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Prime Columbus Industrial, L.L.C.                           Delaware
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Libertyville Tech Way, L.L.C.                               Delaware
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801 Technology Way, L.L.C.                                  Delaware
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3818 Grandville, L.L.C.                                     Delaware
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306 Era Drive, L.L.C.                                       Delaware
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1301 Ridgeview Drive, L.L.C.                                Delaware
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515 Heuhl Road, L.L.C.                                      Delaware
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455 Academy Drive, L.L.C.                                   Delaware
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1051 N. Kirk Road, L.L.C.                                   Delaware
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4211 Madison Street, L.L.C.                                 Delaware
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200 E. Fullerton, L.L.C.                                    Delaware
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350 Randy Road, L.L.C.                                      Delaware
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4300 Madison Street, L.L.C.                                 Delaware
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370 Carol Lane, L.L.C.                                      Delaware
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388 Carol Lane, L.L.C.                                      Delaware
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941 Weigel Drive, L.L.C.                                    Delaware
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                                                              Domestic
NAME                                                        Jurisdiction
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342 Carol Lane, L.L.C.                                      Delaware
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343 Carol Lane, L.L.C.                                      Delaware
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371 N. Gary Avenue, L.L.C.                                  Delaware
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2000 York Road, L.L.C.                                      Delaware
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1600 167th Street, L.L.C.                                   Delaware
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1301 E. Tower Road, L.L.C.                                  Delaware
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4343 Commerce Court, L.L.C.                                 Delaware
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11039 Gage Avenue, L.L.C.                                   Delaware
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11045 Gage Avenue, L.L.C.                                   Delaware
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1401 S. Jefferson, L.L.C.                                   Delaware
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4100 Madison Street, L.L.C.                                 Delaware
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4160 Madison Street, L.L.C.                                 Delaware
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550 Kehoe Blvd., L.L.C.                                     Delaware
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Prime/Beilter Development Company, L.L.C.                   Delaware
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Michigan - Adams, L.L.C.                                    Delaware
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Phoenix Office, L.L.C.                                      Delaware
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2100 Swift Drive, L.L.C.                                    Delaware
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LaSalle - Adams, L.L.C.                                     Delaware
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Wilke - Ventura, L.L.C.                                     Delaware
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33 N. Dearborn, L.L.C.                                      Delaware
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Two Century Centre, L.L.C.                                  Delaware
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33 N. Dearborn SPC, Inc.                                    Delaware
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6400 Shafer Court, L.L.C.                                   Delaware
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PRS Corporate Real Estate Services, Inc.                    Delaware
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Prime Services Holding, Inc.                                Delaware
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Libertyville Corporate Office Park, L.L.C.                  Delaware
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330 N. Wabash Avenue, L.L.C.                                Delaware
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DeKalb Business Park, L.L.C.                                Delaware
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Oak Brook Business Center, L.L.C.                           Delaware
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Prime Aurora, L.L.C.                                        Delaware
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Prime Rolling Meadows, L.L.C.                               Delaware
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PGR Finance I, Inc.                                         Delaware
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PGR Finance II, Inc.                                        Delaware
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PGR Finance III, Inc.                                       Delaware
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PGR Finance IV, Inc.                                        Delaware
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                                                              Domestic
NAME                                                        Jurisdiction
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PGR Finance V, Inc.                                         Delaware
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PGR Finance VI, Inc.                                        Delaware
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PGR Finance VII, Inc.                                       Delaware
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PGR Finance VIII, Inc.                                      Delaware
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PGR Finance IX, Inc.                                        Delaware
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PGR Finance X, Inc.                                         Delaware
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PGR Finance XI, Inc.                                        Delaware
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